SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS
NOTE 27:-	SUBSEQUENT EVENTS

a.
On February 4, 2025 the Company announced that Lior Haalman has been appointed to serve as the Chief Financial Officer, starting March 1, 2025, and replacing Amir Hai, who has been with the Company for over 3 years.

b.
On February 13, 2025, the Company's Board of Directors approved the grant of 320,000 options to a Senior Manager, under the Executive and Key Employee Israeli Share Incentive Plan. The options shall vest over a period of 4 years in equal annual installments (80,000 options for each installment). On the date of the grant, the share price was CHF 2.01; and the exercise price was CHF 5.34-7.12.

c.
On March 11, 2025 the Company announced its intention to voluntarily delist its American Depositary Receipts (“ADRs”) from the Nasdaq Capital Market (“Nasdaq”), terminate its ADR program and deregister from, and terminate its reporting obligations under, the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). The delisting and termination of its ADR program and Securities Exchange Act registration and reporting will not affect the Company’s listing on the SIX Swiss Exchange, where its ordinary shares will continue to trade. The delisting date was April 2, 2025. As of the publication date of the financial statements, the reporting obligations are still effective for the year 2024.

d.
In March 2025, a financial claim was filed with the Tel Aviv Regional Labor Court against Mediton, and Dr. Haim Perlock (who held 100% of Mediton shares until August 2021 and currently holds 30%) by the former CEO of Mediton. According to the plaintiff, various amounts to which she is entitled for the period of her employment and its termination, including retirement bonuses, compensation payments and payment of her shareholding, were not paid.

The total amount of the claim is approximately NIS 7.6 million (approximately $2,100). Most of the amount is in connection with the expected completion of the Mediton transaction (see Note 20).

No defense has yet been filed on behalf of the defendants. According to the assessment of Mediton's legal advisors and the Company management, there are good defenses on the factual and legal levels regarding most of the amounts claimed by the plaintiff and the likelihood of the claim being rejected, in connection with these amounts, are higher than the likelihood  of being accepted (more likely than not).

The Company has included an appropriate provision in the balance sheet as of December 31, 2024,  in accordance with the opinion of its legal advisors.

e.

On April 3 2025, the Company informed Perluk – Medical Holdings Ltd., Haim Perluk, and Orna Perluk (collectively, the "Sellers") of its intention to close the purchase of the 30% stake of Mediton, and pay the NIS 31.1 million according to the arbitrator decision, by partial offset of an amount based on alleged misrepresentations made by the Sellers in the Share Purchase Agreement dated August 25, 2021. The Sellers have responded by rejecting SHL's offset claims. As a result, the transaction was not closed yet. The Sellers filed a motion to the Tel-Aviv District Court, requesting the court to approve arbitrator decision. While the Company does not object to the arbitral award, the Company responded to the motion, objecting to the remedies included in the motion. This proceeding does not affect the purchase of the first 70% in Mediton.